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                                                                    EXHIBIT 10.1
                                                                [Execution Copy]

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 30, 2001 among GENEVA STEEL LLC, a Delaware limited liability company ("Borrower"), each Lender signatory hereto (each, together with its successors and permitted assigns, a "Lender"), and CITICORP USA, INC., acting as agent for itself and the other Lenders (in such capacity, "Agent"). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined).

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrower, the Agent, the Issuer and the Lenders are party to a Credit Agreement dated as of January 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), and

         WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as herein set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                        AMENDMENT TO THE CREDIT AGREEMENT

                  SECTION 1.01. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Article II hereof, the Credit Agreement shall be amended by deleting in its entirety Section 7.12 of the Credit Agreement and inserting the following new Section 7.12 in its place:

                  SECTION 7.12 INTEREST RATE CONTRACTS. The Borrower shall, no later than December 31, 2001, enter into an Interest Rate Contract or Contracts, on terms and with counterparties satisfactory to the Agent, to provide protection against interest rates exceeding 8.8% per annum on Indebtedness bearing floating interest rates for a period of four years with respect to a notional amount of at least $50,000,000 or such greater amount up to $75,000,000 as the Agent may require in its sole discretion by written notice not later than December 1, 2001.

                                   ARTICLE II

                        CONDITIONS PRECEDENT TO AMENDMENT

         The amendment to the Credit Agreement set forth in Article I hereof shall become effective on the date that each of the following conditions precedent are satisfied:

                  SECTION 2.01. The Agent shall have received counterparts of this Amendment duly executed by the Agent, the Requisite Lenders and the Borrower.




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                  SECTION 2.02. The Agent shall have received, dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent, a certificate signed by a duly authorized officer of the Borrower stating that:

                  (a) The representations and warranties contained in Article III hereof are correct on and as of the date of such certificate as though made on and as of such date, and

                  (b) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         The Borrower represents and warrants to the Agent and the Lenders that:

                  Section 3.01. Authorization. The execution, delivery and performance by the Borrower of this Amendment have been authorized by all necessary limited liability company action and the Credit Agreement, as amended by this Amendment is a legal, valid and binding obligation of the Borrower enforceable against it with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                  Section 3.02. No Conflict. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (a) any provision of the Borrower's certificate of formation or agreement of limited liability company, (b) any law or regulation, or any order or decree of any court or government agency or instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

                  Section 3.03. Representations and Warranties in the Credit Agreement. The representations and warranties set forth in Article IV of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate only to an earlier date.

                  Section 3.04. No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

                  Section 4.01. Reference to and Effect Upon the Credit Agreement; No Waiver

                  (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.


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                  (b) The execution, delivery and effectiveness of this
         Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to this "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                  Section 4.02. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse the Agent and the Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

                  Section 4.03. Releases. In further consideration of the Lenders' execution of this Amendment, the Borrower and hereby releases each of the Agent, each Lender and the Issuer and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that the Borrower may have against Releasees which arise from or relate to the Obligations, any Collateral, any Loan Document, any documents, agreements, dealings or other matters in connection with any of the Loan Documents, and any third parties liable in whole or in part for the Obligations, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof (including, without limitation, any actions or inactions which Releasees may have taken or omitted to take prior to the date hereof).

                  Section 4.04. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  Section 4.05. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  Section 4.06. Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterpart when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

BORROWER:

GENEVA STEEL LLC


By:      /s/ DENNIS L. WANLASS
         --------------------------------------------
Name:    Dennis L. Wanlass
         --------------------------------------------
Title:   Vice President
         --------------------------------------------


AGENT AND LENDER:

CITICORP USA, INC.,
as Agent and a Lender


By:      /s/ DAVID JAFFE
         --------------------------------------------
Name:    David Jaffe
         --------------------------------------------
Title:   Vice President
         --------------------------------------------


LENDERS:

FOOTHILL CAPITAL CORPORATION,
as a Lender


By:      /s/ MIKE BARANOWSKI
         --------------------------------------------
Name:    Mike Baranowski
         --------------------------------------------
Title:   Vice President
         --------------------------------------------


IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as a Lender


By:      /s/ TOD R. ANGUS
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Name:    Tod R. Angus
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Title:   Vice President
         --------------------------------------------


HELLER FINANCIAL, INC., as a Lender


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
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                       [Signature Page to Amendment No. 1]


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GMAC BUSINESS CREDIT, LLC, as a Lender


By:      /s/ JOHN BUFF
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Name:    John Buff
         --------------------------------------------
Title:   Director
         --------------------------------------------


                       [Signature Page to Amendment No. 1]